Exhibit 4.1



                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts-Independent Auditors" and to the use of our report dated March 15, 2002 in the Amendment No. 1 to the Registration Statement (Form S-6 No. 333-83928) and related Prospectus and accompanying Information Supplement of Claymore Securities Defined Portfolios, Series 120.

                                   /S/ ERNST & YOUNG LLP


Kansas City, Missouri
March 15, 2002